UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2016

CONNECTURE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36778	58-2488736
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

18500 West Corporate Drive, Suite 250

Brookfield, WI 53045

(Address of principal executive offices, including zip code)

(262) 432-8282

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 11, 2016, Connecture, Inc. (the “Company”) entered into an Investment Agreement (the “Investment Agreement”) with Francisco Partners IV, L.P., Francisco Partners IV-A, L.P. (collectively, “Francisco Partners”) and Chrysalis Ventures II, L.P. (“Chrysalis” and collectively with Francisco Partners, the “Investors”), pursuant to which the Company has agreed to sell and issue to the Investors an aggregate of 52,000 shares of the Company’s newly created Series A Convertible Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”), at a purchase price of $1,000 per share, or an aggregate purchase price of $52,000,000. As described below, the closing of the investment transaction (the “Transaction”) under the Investment Agreement (the “Closing”) is subject to certain conditions, including the receipt of stockholder approval of the Transaction. The Company intends to seek stockholder approval (“Stockholder Approval”) for the Transaction at its annual stockholders meeting to be held in April or May 2016, with the Closing to occur promptly thereafter.

David A. Jones, Jr., the chairman of the Company’s Board of Directors (the “Board”), is a general partner of Chrysalis. Accordingly, the Transaction constitutes a related party transaction and was reviewed and approved by the Audit Committee of the Board.

Under the terms of the Investment Agreement, the Series A Preferred Stock to be issued and purchased in the Transaction, and the shares of the Company’s common stock issuable upon conversion of the Series A Preferred Stock (the “Conversion Shares” and collectively with the Series A Preferred Stock, the “Securities”), will be issued in a transaction not involving any public offering and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”). However, in connection with the Closing of the Transaction, the Company will enter into an Investor Rights Agreement with the Investors (the “Investor Rights Agreement”) whereby the Company will grant the Investors rights with respect to registration of the Series A Preferred Stock and the Conversion Shares.

Each of the material agreements relating to the Transaction is summarized below.

Investment Agreement

As described above, on March 11, 2016, the Company and the Investors entered into the Investment Agreement, pursuant to which the Company has agreed to sell and issue to the Investors, and the Investors have agreed to purchase from the Company, 52,000 shares of newly designated Series A Preferred Stock at a purchase price of $1,000 per share. The Investment Agreement contains customary representations and warranties by the Company.

The Investment Agreement may be terminated at any time prior to the Closing (i) by mutual agreement of the Company and a majority-in-interest of the Investors; (ii) by either the Company or a majority-in-interest of the Investors, if the Closing has not occurred by June 30, 2016 (the “Outside Date”), (iii) by either the Company or a majority-in-interest of the Investors, if the Stockholder Approval is not obtained; (iv) by either the Company or a majority-in-interest of the Investors, if any order or ruling enjoins or otherwise prohibits the Transaction; or (v) by either the Company or a majority-in-interest of the Investors, if there has been a material breach of any representation, warranty, covenant or obligation of the other party contained in the Investment Agreement, which has not been cured prior to the earlier of (x) 30 days after delivery of notice thereof and (y) the Outside Date. The right to terminate under clauses (ii), (iii), (iv) and (v) above shall not be available to either party whose failure to perform its obligations under the Investment Agreement is the primary cause of the failure of any Closing condition to be satisfied.

The Investment Agreement provides that the obligation of the Investors to complete the purchase of the Series A Preferred Stock at the Closing is subject to certain conditions (which may be waived by the Investor), including, among other things: (i) that the Investor Rights Agreement has been duly executed by the Company and delivered to the Investors; (ii) that the representations and warranties of the Company contained in the Investment Agreement are true and correct as of the Closing as though made on and as of such date; (iii) that the Company has received certain consents, waivers, authorizations and approvals from third parties necessary in connection with the Transaction, including from certain lenders to the Company; (iv) that the Stockholder Approval is obtained; and (v) that the Company has filed the Certificate of Designations (as defined below) with the Secretary of State of Delaware.

The Investment Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference, and the foregoing summary of the Investment Agreement is qualified in its entirety by reference to Exhibit 10.1.

Form of Certificate of Designations

Immediately prior to the Closing, the Company intends to file a Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock (the “Certificate of Designations”) with the Secretary of State of Delaware. Pursuant to the Certificate of Designations, 52,000 shares of the Company’s preferred stock will be designated Series A Preferred Stock. The shares of Series A Preferred Stock, among other things:

•	will have a stated value of $1,000.00 (the “Stated Value”) and a conversion price of $4.50, subject to certain adjustments;

•	will be convertible into such number of shares of common stock equal to the Stated Value, subject to certain adjustments, plus all accrued and unpaid dividends thereon divided by the conversion price then in effect;

•	will be entitled to vote with the common stock of the Company on an as-converted basis;

•	will be entitled to dividends at the annual rate of 7.5% (which will increase in certain circumstances, but in no event will be more than 16.5% annually), payable quarterly in kind; provided that the Company may elect to pay such dividends in cash following the second anniversary of the Closing;

•	upon any liquidation, will be entitled to receive, prior to any payments in respect of the Company’s common stock, an amount equal to the liquidation preference;

•	will be required to approve the following actions by the Company upon the vote of a majority of the outstanding shares of Series A Preferred Stock: (a) any amendment or alteration of the rights, powers or preferences of the Series A Preferred Stock, (b) any amendment or alteration of the Company’s Certificate of Incorporation in a manner that would adversely affect the Investors’ ability to transfer their securities or convert their Series A Preferred stock into common stock, (c) any authorization or creation of any class of stock ranking as to dividends, redemption or distribution of assets upon certain liquidation events, senior to, or otherwise pari passu with, the Series A Preferred Stock, (d) any declaration or payment of any dividend or distribution on any securities ranking junior to the Series A Preferred Stock, or (e) entering into any agreement with respect to any of the foregoing;

•	beginning in 2018, may be forced by the Company to convert into shares of common stock if the closing price of the common stock is at least 175% of the then-applicable conversion price of the common stock for 45 consecutive trading days when there was a minimum average trading volume of at least 75,000 shares for 40 of such 45 trading days; and

•	will be redeemable (i) at the option of the Investors after the seventh anniversary of the Closing, (ii) at the option of the Investors in the event of a Fundamental Change (as that term is defined in the Certificate of Designations) of the Company, or (iii) at the option of the Company in the event of a Fundamental Change.

The form of Certificate of Designations is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference, and the foregoing summary of the Certificate of Designations is qualified in its entirety by reference to Exhibit 3.1.

Form of Investor Rights Agreement

In connection with the execution of the Investment Agreement, at the Closing the Company will enter into an Investor Rights Agreement with the Investors, granting the Investors the right to require the Company to file with the Securities and Exchange Commission a registration statement to register for resale the Investors’ shares of Series A Preferred Stock and any Conversion Shares (collectively, the “Registrable Securities”). The Investors will be granted the right to request three underwritten offerings per year, and will be granted unlimited “piggy-back” registration rights with respect to the Registrable Securities. The obligation to register the Registrable Securities continues until those securities have been sold by the holders of the registration rights, may be sold without limitation under Rule 144 or, in the case of the Series A Preferred Stock, have been redeemed.

The Investor Rights Agreement will also provide that Francisco Partners: (i) can designate one member of the Board, which designee shall be entitled to serve on the compensation committee of the Board, and one Board observer for so long as it holds at least 25% of the Series A Preferred Stock purchased at the Closing and (ii) can designate one Board observer for so long as it holds at least 10% of the Series A Preferred Stock purchased at the Closing.

The Investor Rights Agreement is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference, and the foregoing summary of the Investment Agreement is qualified in its entirety by reference to Exhibit 4.1.

Voting Agreements

In connection with the Investment Agreement, Chrysalis entered into a Voting Agreement with Francisco Partners (the “Chrysalis Voting Agreement”), dated as of March 11, 2016. In addition, GPP – Connecture, LLC (“GPP”), a current stockholder of the Company, entered into a Voting Agreement with Francisco Partners, dated as of March 11, 2016 (collectively with the Chrysalis Voting Agreement, the “Voting Agreements”). Pursuant to the Voting Agreements, each of Chrysalis and GPP has agreed to (i) vote all of the shares of common stock that it owns in favor of the Transaction and (ii) irrevocably grant to Francisco Partners a proxy to vote in favor of the Transaction. The Voting Agreements are filed as Exhibits 10.2 and 10.3 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference, and the foregoing summary of the Voting Agreements is qualified in its entirety by reference to Exhibits 10.2 and 10.3.

Item 2.02	Results of Operations and Financial Condition

On March 14, 2016, the Company issued a press release regarding its financial results for the fourth quarter and fiscal year ended December 31, 2015. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

The information furnished in this Current Report under Item 2.02 and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 3.02	Unregistered Sales of Equity Securities.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The sale and issuance of the Series A Preferred Stock to the Investors at the Closing, and the issuance of shares of common stock upon exercise and conversion thereof, have been determined to be exempt from registration under the Securities Act in reliance on Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder as transactions by an issuer not involving a public offering. The Investors have represented that they are accredited investors, as that term is defined in Regulation D, and that they are acquiring the securities for investment purposes only and not with a view to or for sale in connection with any distribution thereof.

Item 3.03	Material Modification of Rights of Security Holders.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information about the Certificate of Designations contained in Item 1.01 is incorporated herein by reference.

Item 8.01.	Other Events.

On March 14, 2016, the Company issued a press release announcing the Transaction. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Cautionary Statement Regarding Forward Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In particular, any statements that do not relate to historical or current facts constitute forward-looking statements, including any statements contained herein that concern the Company or its management’s intentions, expectations, or predictions of future performance. Forward-looking statements are subject to known and unknown risks, uncertainties, and contingencies, many of which are beyond the Company’s control, which may cause actual results, performance, or achievements to differ materially from those projected or implied in such forward-looking statements. Factors that might affect actual results, performance, or achievements include, among other things, the Company’s ability to successfully implement the strategic relationship with Francisco Partners; the Company’s ability to manage its growth, including accurately planning and forecasting its financial results and hiring, retaining and motivating employees; the competitive environment for the Company’s business and the market for the Company’s solutions; the Company’s ability to maintain historical contract terms; the Company’s ability to operate its proprietary software, transition to new platforms and provide innovative and high quality software and services; errors, interruptions or delays in the Company’s services; breaches of the Company’s security measures; the Company’s ability to comply with regulatory requirements; technological and regulatory developments; litigation related to intellectual property and other matters and any related claims, negotiations and settlements; and the factors described in this Form 8-K and in the Company’ filings with the Securities and Exchange Commission (“SEC”), including the risks described in its periodic reports filed with the SEC, including, the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. These filings are available at the SEC’s web site at www.sec.gov. Any forward-looking statements made in this Form 8-K speak only as of the date of this Form 8-K. The Company does not intend to update these forward-looking statements and undertakes no duty to any person to provide any such update under any circumstances.

Where to Find Additional Information

The Company plans to file with the SEC a proxy statement for its 2016 annual meeting of stockholders that will include a proposal relating to the proposed Transaction (the “Annual Meeting Proxy Statement”). The Annual Meeting Proxy Statement will contain important information about the Company, the proposed Transaction and related matters. Investors and stockholders are urged to read the Annual Meeting Proxy Statement carefully when it is available. The Annual Meeting Proxy Statement and any other relevant documents (when they become available) may be obtained free of charge at the SEC’s web site at www.sec.gov and at the Company’s web site at www.connecture.com or by directing a written request to: Connecture, Inc., 18500 West Corporate Drive, Suite 250, Brookfield, Wisconsin 53045, attention Corporate Secretary.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Form of Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock

4.1	Form of Investor Rights Agreement among the Company and the Investors

10.1	Investment Agreement dated March 11, 2016 among the Company and the Investors

10.2	Voting Agreement dated March 11, 2016 between Chrysalis Ventures II, L.P. and Francisco Partners IV, L.P.

10.3	Voting Agreement dated March 11, 2016 between GPP – Connecture, LLC and Francisco Partners IV, L.P.

99.1	Press Release dated March 14, 2016

99.2	Press Release dated March 14, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNECTURE, INC.

Date: March 14, 2016	/s/ James P. Purko
James P. Purko Chief Financial Officer